Dime Community Bancshares, Inc.

BARCLAYS 2010 GLOBAL FINANCIAL SERVICES CONFERENCE

INVESTOR PRESENTATION

SEPTEMBER 13-14, 2010

Forward Looking Statement

Certain statements contained in this presentation that are not statements of historical fact constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 (the "Act"), notwithstanding that such statements are not specifically identified as such. Examples of forward-looking statements include, but are not limited to: (i) projections of revenues, expenses, income or loss, earnings or loss per share, the payment or nonpayment of dividends, capital structure and other financial items; (ii) statements of plans, objectives and expectations of Dime Community Bancshares, Inc. and its subsidiaries (the "Company") or those of its management or board of directors, including those relating to products or services; (iii) statements of future economic performance; and (iv) statements of assumptions underlying such statements. Forward-looking statements include information concerning possible or assumed future results of operations and statements preceded by, followed by or that include the words "believes," "expects," "feels," "anticipates," "intends," "plans," "estimates," "predicts," "projects," "potential," "outlook," "could," "will," "may" or similar expressions.

Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and assumptions. Actual results may differ materially from those expressed in or implied by these forward-looking statements. Factors that could cause actual results to differ from these forward-looking statements include, but are not limited to, the following:

•the timing and occurrence or non-occurrence of events may be subject to circumstances beyond the Company's control; •there may be increases in competitive pressure among financial institutions or from non-financial institutions;· •changes in the interest rate environment may reduce interest margins;·•changes in deposit flows, loan demand or real estate values may adversely affect the business of The Dime Savings Bank of Williamsburgh (the"Bank"); •changes in accounting principles, policies or guidelines may cause the Company's financial condition to be perceived differently;·•changes in corporate and/or individual income tax laws may adversely affect the Company's business or financial condition;· •general economic conditions, either nationally or locally in some or all areas in which the Company conducts business, or conditions in the securities markets or banking industry, may be less favorable than currently anticipated;· • legislation or regulatory changes may adversely affect the Company's business;· technological changes may be more difficult or expensive than what the Company anticipates;·•success or consummation of new business initiatives may be more difficult or expensive than what the Company anticipates;·•litigation or other matters before regulatory agencies, whether currently existing or commencing in the future, may delay the occurrence or non-occurrence of events longer than what the Company anticipates; and· •the risks referred to in the section entitled "Risk Factors."

Undue reliance should not be placed on any forward-looking statements. Forward-looking statements speak only as of the date they are made, and the Company undertakes no obligation to update them in light of new information or future events except to the extent required by Federal securities laws.

Who We Are

- Dime Savings Bank founded 1864 as a mutual savings bank in Williamsburg, Brooklyn
- Converted to Public Ownership in June 1996
- Community retail bank model

  with an emphasis on multifamily residential lending
- Help to grow to current size through 2 thrift acquisitions:
  - Pioneer Savings Bank, 1996
  - Financial Federal Savings Bank, 1999

Experienced Operators

The Management Team includes officers with many years of experience in commercial real estate and multifamily lending through numerous credit cycles in the New York market, including:

- Vincent Palagiano, Chairman/CEO, 39 years with Dime
- Michael Devine, President/COO, 38 years with Dime
- Kenneth Mahon, 1st Executive VP/CFO, 29 years with Dime
- Dan Harris, Executive Vice President, CLO, with over 30 years multifamily lending experience

And supported by numerous other officers in lending and loan servicing, many tenured more than 20 years with Dime

Insider Ownership*

The Executive Officers and Directors, and employees, have a significant ownership stake in the performance of the Company.

Vincent F. Palagiano – Chairman of the Board & CEO	992,104**	2.9%
Michael P. Devine – President and Chief Operating Officer	656,542**	1.9%
Kenneth J. Mahon – First Executive Vice President and CFO	428,958**	1.2%
All Directors and Executive Officers	5,114,891**	14.9%
All Directors and Executive Officers (Including Stock Options)	6,693,896	19.5%

* *Amounts per page 4 of the Company's proxy statement dated April 7, 2010.*
** *Amounts exclude vested stock options and include other non-beneficial ownership share amount (in which the executive officers have a personal interest).*

Prudent Branch Expansion

Two De novo branches set to open in 2010, are strategically located and deepen the Dime footprint.

Opened in June 2010

To open in Summer 2010



BRONX
SOUNDVIEW
PORT WASHINGTON
WHITESTONE
NASSAU
JACKSON HEIGHTS
BAYSIDE
SUNNYSIDE
FLUSHING
GLEN OAKS
WESTBURY
LONG ISLAND CITY
HILLCREST
GARDEN CITY PARK
GREENPOINT
WILLIAMSBURGH
QUEENS
BELLMORE
MERRICK
BROOKLYN
MIDWOOD
VALLEY STREAM
BORO PARK
CEDARHURST
KINGS HIGHWAY
BENSONHURST
MARINE PARK

24 Branch locations as of June 30, 2010

Balance Sheet Review

	As of or for the Three Months Ended June 30,			
	2010	2009	*change*	
Total Assets	**$ 4,148,295**	**$ 3,974,399**	**$ 173,896**	***4.4% increase***
Total Loans	3,465,734	3,245,962	$ 219,772	*6.8% increase*
Total Deposits	2,439,815	2,293,109	$ 146,706	*6.4% increase*
Consolidated Tangible Equity	264,127	235,252	$ 28,875	*12.3% increase*
% of tangible assets	*6.46%*	*6.00%*	*0.46%*	
Non-performing loans	$18,691	$12,878		

($ in thousands)

Balance Sheet Composition

Loans comprise 85% of assets; 142% Loan to Deposit Ratio

Assets



Cash/ short-term Investments 5%
All Other 5%
Investments/ MBS 6%
Loans 84%
Cash/short-term Investments 5%
Investments/MBS 6%
Loans 84%
All Other 5%

Liabilities and Equity



Equity 8%
All Other 2%
Borrowings 31%
Deposits 59%
Deposits 59%
Borrowings 31%
Equity 8%
All Other 2%

Note: as of June 30, 2010.

Financial Performance Review

Three Months Ended June 30, 2010

1. Core Earnings Per Share $0.31
2. Net Interest Margin 3.35%
3. Core Return on Average Tangible Equity 15.9%
4. Core Return on Average Assets 0.99%
5. Efficiency ratio 43.9%

2009 P&L Line Items

2009 REPORTED EPS = $ .79

1. **OTTI credit charges of $7.9 million (13 cents per share)**
2. **Loan credit costs of $16.5 million (27 cents per share)**
3. **FDIC Assessment cost of $5.5 million (9 cents per share) (of which 3 cents was a one-time special assessment)**

EPS after adjustments = $1.28

New York City

*Types of Housing**



Renter-
Occupied
67%
Mitchell-
Lama
2%
1 to 4 Family
21%
Co-op
8%
Condo, 2%

** Housing stock equals 3,325,902 units.*

Source: 2005 New York City Housing and Vacancy Survey, U. S. Census Bureau, www.census.gov

Loan Portfolio Composition

At June 30, 2010


Construction
1%
Traditional
1 to 4 Family
3%
Pure Commercial
14%
Multifamily
82%

Real Estate Loan Portfolio Composition

Real Esate Loan Portfolio as of June 30, 2010					
	Description	Total Balance*	Current LTV	DSR	% of Portfolio
Traditional 1 to 4 Family / COOP Unit	Primary Residence	124,296,000	51%	N/A	3.6%
MultiFamily/ Mixed Use Portfolio	MultiFamily Residential	1,384,770,000	59%	1.7	40.1%
	MultiFamily (Commercial Rents < 50%)	834,203,000	59%	1.8	24.1%
	Mixed Use (Commercial Rents > 50%)	353,701,000	56%	1.6	10.2%
	Co-op Building Underlying Mortgage	258,842,000	16%	2.8	7.5%
Commercial Real Estate	Pure Commercial Real Estate	477,121,000	55%	1.9	13.8%
Construction	Construction loans	$24,124,000	N/A	N/A	0.7%
	Grand Total	**$3,457,057,000**	**53%**	**1.8**	**100.0%**

* Excludes unamortized loan origination costs of $4.476 million. Including consumer loans of $4.211 million, total loans were 3.466 billion.

Loan Originations



Total Originations
Average Loan Origination Rate
Average 5-Year Treasury Rate
$1,200.0
$1,000.0
$800.0
$600.0
$400.0
$200.0
$0.0
7.00%
6.00%
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
$574.5
$1,086.7
$465.6
$260.0
5.57%
2007
2008
2009
2010 YTD
$ in millions

Repricing Loans



$ in millions
26% of the Loan Portfolio reprices within the next 24 months
$4,375
$3,500
$2,625
$1,750
$875
$0
Annual Repricings
Cumulative Repricings
$192.4
5.67%
$558.8
5.46%
$441.9
6.01%
$800.9
5.77%
$548.6
5.46%
$391.6
6.01%
$96.4
5.77%
$137.8
5.93%
$228.7
6.21%
2010
2011
2012
2013
2014
2015
2016
2017
Beyond 2017
$ in millions

Loan-to-Value Ratios on New Loans

Loan policy permits LTVs to 80%; however, weighted average consistently below 70%


100%
80%
60%
40%
20%
0%
65%
DSR
1.52
63%
DSR
1.53
59%
DSR
1.47
52%
DSR
1.96
51%
DSR
2.06
2006
2007
2008
2009
2010YTD

Low Level of Non-Performing Assets

Dime is an industry leader in loan quality, with a low level of non-performing assets….



Non-performing assets as % of Assets
DCOM
Industry Median
Industry Average
4.36%
2.73%
0.78%
0.47% as of June 30, 2010
5.00%
4.00%
3.00%
2.00%
1.00%
0.00%
Mar-2010

Source: Sandler O'Neill Top 100 Thrifts Ranked by Total Assets (1st Quarter 2010)

Charge-off Experience

Loan Charge-offs by Location & Portfolio

Portfolio	Year	New York	New Jersey	Total	
DIME	2008	$ 27,243	$ 530,102	$ 557,345	
	2009	1,617,384	413,091	2,030,475	
	2010	811,570	481,323	1,292,893	
Total Dime		$ 2,428,954	$ 894,414	$ 3,323,368	16%
Fannie MAE	2008		$ 4,294,294	$ 4,294,294	
	2009		10,274,617	10,274,617	
	2010	4,001,801	(868,279)	3,133,522	
Total Fannie Mae		$ 4,001,801	$ 13,700,632	$ 17,702,433	84%
Grand Total		**$ 6,430,755**	**$ 14,595,046**	**$ 21,025,801**	100%
% Charge-offs by location		**31%**	**69%**	**100%**	

Funding Liabilities

June 30, 2009


Trust Preferred / Subordinated Notes 3%
Borrowings 33%
Deposits 64%
Deposits
Borrowings
Trust Preferreds / Subordinated Notes

June 30, 2010


Trust Preferreds 2%
Borrowings 34%
Deposits 64%
Deposits
Borrowings
Trust Preferreds

Maturing Borrowings



June 30, 2010 - Total Borrowings = $1.22 billion[1]
Weighted Average Duration = 3.3 years
$ in thousands
$400,000
$350,000
$300,000
$250,000
$200,000
$150,000
$100,000
$50,000
$0
3.74%
3.68%
3.72%
2.52%
3.07%
4.21%
2010
2011
2012
2013
2014
Beyond

Dime Community Bancshares, Inc.

[1] Excludes $68.5 million 7% trust preferred borrowing that matures in 2034.

Maturing CD's



CD Maturities by Quarter
2009 vs 2010
2009
2010
($'s in thousands)
500
400
300
200
100
0
1.60%
1.71%
1.78%
1.74%
Quarter 1
Quarter 2
Quarter 3
Quarter 4

Weighted Average Duration of CD's = 15.9 Months at June 30, 2010

Weighted Average Duration of CD's = 10.6 Months at June 30, 2009

Focus on Profitable Deposits

June 30, 2009

Total Deposits = $2.29 billion


Money Mkt / Passbook Savingsl 45%
Prime Dime 4%
Other Checking 5%
CDs 46%

June 30, 2010

Total Deposits = $2.44 billion


Prime Dime 3%
Other Checking 6%
Money Mkt / Passbook Savngs 45%
CDs 46%

1.0% Growth in Checking Accounts since June 2009

DIME'S DEPOSIT SHARE

	2009 Market Share Rank	2009 Number of DIME Branches	Deposits in Market ($000)	Total Market Share (%)	Total Bank Deposits in Market ($000)
BROOKLYN	9	9	$ 854,900	2.51%	$ 34,113,822
QUEENS, NY	13	8	$ 816,800	1.98%	$ 41,339,284
NASSAU COUNTY	16	5	$ 552,692	1.02%	$ 54,303,097
BRONX, NY	18	1	$ 68,717	0.67%	$ 10,250,729

Data as of June 30, 2009 Source: FDIC

TURNOVER RATE

for NYC Commercial Real Estate

The turnover rate for buildings—the ratio of the number of buildings sold compared to the existing stock of buildings—hit a 25-year low of 0.87% in 2009. During the previous two recessions, the turnover rate fell only as far as 1.6%. Over the last 25 years the average turnover rate has been 2.6%.

	2007 TRANSACTIONS	2008 TRANSACTIONS	2009 TRANSACTIONS
NEW YORK CITY-WIDE TRANSACTIONS	4,600 (e)	…	1,224
MANHATTAN ONLY	1,900	600	275
BROOKLYN ONLY	1,650	975	416
QUEENS ONLY	1,050	…	306
BRONX/STATEN ISLAND	…	…	227
25-YEAR AVERAGE TURNOVER	2,800 (e)		

Source: Massey Knakal Realty Services, January 26, 2010